AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT
                     (Originally dated as of March 8, 1996)

     THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT (hereinafter referred to as the "Amendment") is made and entered into as of the 21st day of May, 1996, by and among NATURAL GAS VEHICLE SYSTEMS, INC., a Delaware corporation, having its principal place of business at 5580 Cherry Avenue, Long Beach, California 90805 (together with its successors and assigns, hereinafter referred to as the "Borrower") and CAITHNESS CORPORATION, a Delaware corporation, having its principal place of business at 1114 Avenue of the Americas, 35th Floor, New York, New York 10036 (together with its successors and assigns, hereinafter referred to as the "Lender").

                          RECITALS OF FACT AND PURPOSE:

     A. The Borrower and Lender have entered into a certain Loan and Security Agreement dated as of March 8, 1996 (hereinafter referred to as the "Loan Agreement"), whereby the Lender agreed to arrange for a standby letter of credit to be issued by The Bank of New York on account of the Borrower for the benefit of Alcoa (as defined in the Loan Agreement) in the principal amount of SIX HUNDRED THOUSAND DOLLARS ($600,000.00).

     B. Certain of the recitals and provisions of the Loan Agreement refer to the Lender providing said letter of credit directly.

     C. The Borrower and Lender desire to clarify the recitals and terms of the Loan Agreement to reflect the agreement between the parties as recited in A above.

     NOW, THEREFORE, in consideration of the facts recited hereinabove, as well as the mutual promises and covenants set forth herein, and desiring to be legally bound hereby, the parties hereto agree as follows:

     1. Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Loan Agreement, unless a different meaning is clearly required by the context hereof.

     2. The second and third recitals of the Loan Agreement are hereby deleted and replaced with the following:

     WHEREAS, the Borrower has requested that the Lender provide its credit in order to induce the Bank of New York to issue an irrevocable standby letter of credit on the Borrower's behalf for the benefit of Alcoa in order to support the purchase of aluminum tube stock from Alcoa by the Borrower as aforesaid;

     WHEREAS, the Lender has agreed to provide its credit in order to induce the Bank of New York to provide the Letter of Credit for the benefit of Alcoa in the maximum principal amount of SIX HUNDRED THOUSAND DOLLARS ($600,000.00) in accordance with the terms and provisions of this Agreement.

     3. All references made in the Loan Agreement to the Lender providing the Letter of Credit directly shall be amended to state that the Lender has provided its credit in order to induce the Bank of New York to establish the Letter of Credit on Borrower's behalf for the benefit of Alcoa.

     4. The Borrower hereby affirms that all representations and warranties made by it in the Loan Agreement, continue to be true, accurate, and complete as of the date of this Amendment, with the same effect as if such representations and warranties were made on the date hereof.

     5. From and after the execution hereof, all references to the "Loan Agreement," whether or not defined as such, in the Loan Agreement or in any of the Loan Documents, shall be deemed to be references to the Loan Agreement as amended by this Amendment.

     6. This Amendment has been duly executed and validly delivered by the parties hereto, and constitutes the legal, valid, and binding obligations of the parties hereto, enforceable against them in accordance with its terms.

     7. Except to the extent expressly amended hereby (in which case the terms hereof shall prevail) the various terms and provisions of the Loan Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date and year first written above.

                                       NATURAL GAS VEHICLE SYSTEMS, INC.
                                       a Delaware corporation, as Borrower



                                       By: /s/ John R. Bacon
                                          -------------------------------------
                                               John R. Bacon, President


                                       CAITHNESS CORPORATION
                                       a Delaware corporation, as Lender



                                       By:
                                          -------------------------------------
                                          Christopher T. McCallion, Executive
                                          Vice-President
     maximum principal amount of SIX HUNDRED THOUSAND DOLLARS ($600,000.00) in accordance with the terms and provisions of this Agreement.

     3. All references made in the Loan Agreement to the Lender providing the Letter of Credit directly shall be amended to state that the Lender has provided its credit in order to induce the Bank of New York to establish the Letter of Credit on Borrower's behalf for the benefit of Alcoa.

     4. The Borrower hereby affirms that all representations and warranties made by it in the Loan Agreement, continue to be true, accurate, and complete as of the date of this Amendment, with the same effect as if such representations and warranties were made on the date hereof.

     5. From and after the execution hereof, all references to the "Loan Agreement," whether or not defined as such, in the Loan Agreement or in any of the Loan Documents, shall be deemed to be references to the Loan Agreement as amended by this Amendment.

     6. This Amendment has been duly executed and validly delivered by the parties hereto, and constitutes the legal, valid, and binding obligations of the parties hereto, enforceable against them in accordance with its terms.

     7. Except to the extent expressly amended hereby (in which case the terms hereof shall prevail) the various terms and provisions of the Loan Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date and year first written above.

                                       NATURAL GAS VEHICLE SYSTEMS, INC.
                                       a Delaware corporation, as Borrower



                                       By:
                                          -------------------------------------
                                               John R. Bacon, President


                                       CAITHNESS CORPORATION
                                       a Delaware corporation, as Lender



                                       By: /s/ Christopher T. McCallion
                                          -------------------------------------
                                          Christopher T. McCallion, Executive
                                          Vice-President

     THIS LOAN AND SECURITY AGREEMENT (together with any written amendments, supplements or modifications hereof or hereto from time to time, hereinafter referred to as the "Agreement"), is dated as of March 8, 1996, by and between NATURAL GAS VEHICLE SYSTEMS, INC., a Delaware corporation, having its principal place of business at 5580 Cherry Avenue, Long Beach, California 90805 (together with its successors and assigns, hereinafter referred to as the "Borrower") and CAITHNESS CORPORATION, a Delaware corporation, having its principal place of business at 1114 Avenue of the Americas, 35th Floor, New York, New York 10036 (together with its successors and assigns, hereinafter referred to as the "Lender").

                                   WITNESSETH

     WHEREAS, the Borrower purchases aluminum tube stock from Aluminum Company of America, 17800 Castleton Street, Suite 403, City of Industry, California 91748 ("Alcoa") pursuant to credit arrangements established by Alcoa which require that Borrower establish and maintain or cause to be established and maintained a letter of credit for the benefit of Alcoa;

     WHEREAS, the Borrower has requested that the Lender establish on its behalf an irrevocable standby letter of credit (hereinafter referred to as the "Letter of Credit") for the benefit of Alcoa in order to support the purchase of aluminum tube stock from Alcoa by the Borrower as aforesaid;

     WHEREAS, the Lender has agreed to provide the Letter of Credit for the benefit of Alcoa in the maximum principal amount of SIX HUNDRED THOUSAND DOLLARS ($600,000.00) in accordance with the terms and provisions of this Agreement;

     NOW, THEREFORE, in consideration of the Lender's willingness to make the Loan to the Borrower, and the Borrower's willingness to perform the duties of payment and performance set forth in this Agreement, as well as the mutual promises and covenants set forth herein, and desiring to be legally bound hereby, the parties hereto agree as follows:

                            ARTICLE I -- DEFINITIONS

     In this Agreement, unless a different meaning clearly appears from the context, the following terms shall have the meanings herein specified:

     "Account" or "Accounts" means the accounts of the Borrower, whether now existing or hereafter arising, wherever so located, including without limitation, all accounts receivable and contract rights and any other rights to payment for goods sold or services rendered which are not evidenced by an instrument or chattel paper, whether or not such rights have been earned by performance.

     "Account Debtor" means any Person liable for payment of any Account, General Intangible, Instrument of Chattel Paper including any "account debtor" as defined in the UCC.

     "Advance" or "Advances" shall have the meaning ascribed in Section 2.1 (A) of this Agreement.

     "Advances Limit" shall have the meaning ascribed in Section 2.1(A) of this Agreement.

     "Agreement" means this Loan and Security Agreement and any written amendments, modifications and supplements thereto made in conformity herewith.

     "Assignments" means the assignments of Accounts executed and delivered from time to time by the Borrower to the Lender and on forms satisfactory to the Lender.

     "The Bank of New York Rate" means the prime rate of interest charged by The Bank of New York pursuant to the Letter of Credit.

     "Bankruptcy Code" shall mean Title 11 of the United States Code entitled "Bankruptcy", as amended from time to time and any successor statute or statutes.

     "Borrower" shall have the meaning provided in the Preamble of this Agreement.

     "Business Day" shall mean any day excluding Saturday, Sunday and any day which shall be in California a legal holiday or a day on which banking institutions are authorized or required by law-or other government action to close.

     "Capitalized Lease" shall mean, with respect to any Person, (i) any lease of property, real or personal, the obligations under which are capitalized on the balance sheet of such Person, and (ii) any other such lease to the extent that the then present value of the minimum rental commitment thereunder should, in accordance with GAAP, be capitalized on a balance sheet of such person.

     "Capitalized Obligations" shall mean, with respect to any Person, all obligations of such person under or in respect of Capitalized Leases.

     "Cash Collateral Accounts" shall mean any and all deposit account(s) established or maintained pursuant to the Cash Collateral Agreement.

     "Cash Collateral Agreement" shall have the meaning provided in Section 3.1
(A)(iv) of this Agreement.

     "Closing Date" shall mean the date on which this Agreement is executed and delivered by the Lender and the Borrower.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute, and all regulations, pronouncements or rulings issued in connection therewith.

     "Collateral" means Receivables; Machinery, Furniture, Fixtures and Equipment; General Intangibles; Contract Rights and all other collateral security established for the benefit of the Lender under the Loan Documents.

     "Contract Rights" shall mean and include all of Borrower's contract rights, instruments, documents (including royalty and license agreements), chattel paper (as all of the foregoing are defined in the UCC), whether secured or unsecured, now existing or hereafter created and whether or not specifically assigned the Lender.

     "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

     "Default Rate" shall have the meaning provided in Section 2.4.

     "Event of Default" shall have the meaning provided in Section 7.1 of this Agreement.

     "Fiscal Year" means, with respect to the Borrower, each twelve month period ending on the 31 St day of each December arising during the term of the Loan.

     "GAAP" shall mean United States generally accepted accounting principles as in effect from time to time.

     "General Intangibles" shall have the meaning provided in the UCC, and shall include, without limitation of the generality of the foregoing, customer lists of the Borrower now existing or hereafter created.

     "Indebtedness" includes all items that in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date as of which debt is to be determined, or to which reference should be made by footnotes thereto, but also includes reimbursement obligations, guaranties, endorsements (other than endorsements for collection or deposit in the ordinary course of business), and other contingent obligations in respect of, or to purchase or otherwise acquire or advance funds on account of or otherwise service, obligations of others.

     "Interest Rate" means The Bank of New York Rate plus two percent (2.0%) per annum.

     "Letter of Credit" shall mean that irrevocable standby letter of credit issued by The Bank of New York, on account of the Borrower for the benefit of Alcoa, as more particularly described in Exhibit I annexed hereto and made a part hereof.

     "Lien" shall mean any mortgage, security interest, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same effect an any of the foregoing and the filing of any financing statement or similar instrument under the UCC or comparable law of any jurisdiction, domestic or foreign.

     "Loan" means the aggregate unpaid principal balance of any Advances or Advances, together with accrued interest thereon, plus the Transaction Costs paid or accrued by the Lender from time to time.

     "Loan Balance" shall have the meaning ascribed in Section 2.1(B).

     "Loan Documents" means this Agreement, together with all Exhibits hereto, the Assignments, the Note, the Cash Collateral Agreement, the Lock Box Agreement, and all other documents or instruments executed and/or delivered hereunder or thereunder or in connection herewith or therewith from time to time.

     "Lock Box Agreement" shall have the meaning provided in Section 3.l(A)(vi) of this Agreement.

     "Machinery, Equipment, Furniture and Fixtures" means all of the Borrower's now owned or hereafter acquired machinery, equipment, furniture, fixtures, furnishings, and all tangible personal property similar to any of the foregoing including, without limitation fixtures, together with tools, machine parts, all supplies used or consumed in the operation of any of the above items, and all improvements, accessions, or appurtenances thereto, and any Proceeds, including insurance Proceeds, thereof.

     "Material Adverse Effect" shall mean a material adverse effect upon (i) the business, operations, properties, assets, prospects or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole, or the ability of the Borrower to perform, or of the Lender to enforce, any of the Obligations.

     "Note" means the promissory note in the maximum principal amount of $600,000.00 executed and delivered by the Borrower to the Lender on the Closing Date.

     "Obligations" means (A) the full and timely payment of all amounts due under the Note and the other Loan Documents, when and as same shall become due in accordance with the terms hereof and thereof; and (B) the due and timely performance of all obligations and observance of all covenants of the Borrower thereunder and under the Note; and (C) the full and timely payment by Borrower of all amounts due under any document, instrument, or agreement executed in connection therewith.

     "Person" shall mean and include any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or agency, department or instrumentality thereof.

     "Proceeds" as used herein shall mean all proceeds and products of the Collateral and all additions and accessions to, replacements of insurance or condemnation proceeds of and documents covering the Collateral, all property received wholly or partially in trade or exchange for the Collateral, all leases of the Collateral and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition of the Collateral or any interest thereon.

     "Products" shall have the meaning ascribed in the UCC.

     "Receivables" means (i) all existing and future created or acquired Accounts; (ii) receivables; (iii) rights of any kind of Borrower to receive payment for goods sold or leased or for service rendered in the ordinary course of its business, including but not limited to, rights to payments that have been earned under any contract; (iv) Contract Rights; (v) customer lists; (vi) documents; (vii) instruments: (viii) patent rights; (ix) royalties; (x) bills;
(xi) leases; (xii) rents; (xiii) chattel paper; (xiv) license rights; (xv) rights to refund or indemnification; (xvi) acceptances; (xvii) tax refunds and other general intangibles of every kind or nature and all forms of obligation whatsoever owing, together with all instruments and all documents of title representing the foregoing and all rights to any merchandise or goods which any of the same may represent, together with all right, title, security and guarantees, with respect to each receivable, including any right of stoppage in transit, and together with all Products and Proceeds thereof, including the Cash Collateral Accounts established in accordance with the Loan Documents.

     "Subsidiary" of any Person shall mean and include (i) any corporation, 50% or more of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, or (ii) any partnership, association, joint venture or other entity in which such Person, directly or indirectly through Subsidiaries, is either a general partner or has a 50% or more equity interest at the time.

     "Termination Date" shall mean the earlier of October 1, 1996 or the date of the Lender's written notice to the Borrower that a Default or Event of Default has occurred under any of the Loan Documents.

     "Transaction Costs" shall mean all costs and expenses paid or payable by the Borrower relating to the Transactions including, without limitations appraisal fees, legal fees, accounting fees, commissions, expenses, letter of credit fees and other fees of The Bank of New York.

     "Transactions" shall mean each of the transactions contemplated by the Loan Documents or otherwise relating to the assets subjected to security interests or assignments in connection therewith.

     "UCC" shall mean the Uniform Commercial Code as in effect in any relevant jurisdiction from time to time.

                             ARTICLE II -- THE LOAN

     Section 2.1. The Loan. (A) Subject to the terms and conditions of this Agreement, the Lender agrees to provide the Letter of Credit on account of the Borrower until October 1 1996, unless sooner terminated as provided herein. In the event Alcoa presents a draft to The Bank of New York and thereby draws on the Letter of Credit, said draw and any subsequent draws shall be deemed an advance or advances hereunder to the Borrower by the Lender (said draws are hereinafter referred to as an "Advance" or "Advances") which indebtedness shall be evidenced by that certain demand Promissory Note dated even date herewith in the maximum principal amount of $600,000.00 (hereinafter referred to as the "Note"). The principal amount of all Advances and Transaction Costs shall not exceed SIX HUNDRED THOUSAND DOLLARS ($600,000.00) (hereinafter the "Advances Limit").

     If, for any reason, the Lender shall have made an Advance or Advances to the Borrower or the Lender has incurred any Transaction Costs which Advances or Transaction Costs exceed the Advances Limit, then it is agreed that all Advances or Transaction Costs made or incurred in excess of such Advances Limit shall constitute Obligations under this Agreement and shall be entitled to the benefit of all security provisions under this Agreement and the Loan Documents. The amount by which the outstanding Advances or Transaction Costs under the Loan exceeds the Advances Limit shall be repaid to the Lender in the manner provided in Subsection 2.1(I) below.

     (B) The Letter of Credit shall be available on account of the Borrower for a period beginning on the Closing Date and terminating on the Termination Date. The outstanding balance of the Loan (such sum is hereinafter referred to as the "Loan Balance") together with accrued interest thereon shall be payable on demand in accordance with the Note. Interest, not otherwise payable on demand as aforesaid, on the Loan Balance shall be payable monthly in arrears, at the then applicable rate as hereinbelow specified, commencing on the first (1st) day of the first (1st) calendar month during the term of the Loan and continuing thereafter on the first (1st) day of each calendar month during the term of the Loan. The applicable rate shall equal, at any time and from time to time, the Interest Rate unless an Event of Default shall have occurred, in which case the Default Rate of interest shall apply to the Loan Balance in the manner provided hereinafter.

     (C) All Advances and Transaction Costs, to the extent the Borrower has not paid the Transaction Costs as provided in section 2.1(D), shall be evidenced by the Note. The Loan Balance, together with all accrued but unpaid interest thereon at the rate of interest then applicable in accordance with the terms of the Note, and all other Obligations of the Borrower shall be payable on demand in accordance with the terms of the Note.

     (D) The Borrower shall be responsible for the payment of any and all Transaction Costs as each Transaction Cost is incurred. Payments on account of the Transaction Costs shall be paid either directly by the Borrower or in the event the Lender is billed for the Transaction Cost, the Borrower shall make payment immediately upon receipt of an invoice or other statement from the Lender for payment of the Transaction Cost. Any Transaction Costs not paid immediately by the

Borrower shall constitute Obligations under this Agreement and shall be entitled to the benefit of all security provisions under this Agreement and the Loan Documents.

     (E) On or before the Closing Date, the Borrower shall have executed and delivered the Lock Box Agreement by and between the Borrower and the Lender dated as of the Closing Date. At any time during the term, the Lender, in its sole discretion, may notify any or all of Borrower's Account Debtors or may require Borrower to immediately notify all of Borrower's Account Debtors to send their respective payments in regard to the Borrower's Receivables to the address referenced in the Lock Box Agreement. All sums received in said account and all other payments which may from time to time be received by the Borrower shall be received irrevocably in trust by or for the benefit of the Lender and shall be immediately and unconditionally deposited into the Cash Collateral Account designated by the Lender and established pursuant to the Cash Collateral Agreement by and between the Borrower, a financial institution acceptable to Lender, and the Lender dated on the Closing Date. Any and all Cash Collateral Accounts as may from time to time during the term of the Loan be established pursuant to the Cash Collateral Agreement shall be and irrevocably remain the sole possession and property of the Lender and shall be within its sole dominion and control.

     The Borrower, as the Lender's agent, may collect the Accounts, subject to the Lender's direction and control. The Lender may, without cause and at any time, terminate such agency and authority at any time before or after a Default or Event of Default under this Agreement.

     (F) All checks, drafts, cash and other remittances in payment of any Account and any other Collateral and the Proceeds thereof so deposited in a Cash Collateral Account shall be credited by the Lender to the Loan Balance, in the following order of priority: first to payment of Transaction Costs, then payment of interest, and then payment of principal; provided however, that any such deposit made into any said Cash Collateral Account which shall not be in the form of cash or other form of immediately available funds shall not be credited against the Loan Balance until the fourth (4th) business day following the date of deposit thereof. Periodically, in the Lender's sole and absolute discretion, all or any part of the net collected proceeds in such Cash Collateral Account shall be paid to Borrower.

     (G) The aggregate balance amount of the Note shall serve as prima facie evidence of the Loan Balance. The failure of the Lender to maintain an account record upon the making of any Advance or the payment of any principal, interest, fees or Transaction Costs, however, shall not limit or impair the rights and remedies of the Lender if an Advance has actually been made or the rights and remedies of the Borrower if a payment of principal, interest, fees or Transaction Costs had been made in accordance with the provisions of this Agreement and the Note.

     (H) If the Note should be voluntarily prepaid by the Borrower in part or repaid as required in Section 2.1(I), then such payment shall be applied first to fees and Transaction Costs, then to accrued and unpaid interest and then to principal.

     (I) If at any time the Loan Balance made to the Borrower exceed the Advances Limit, then the Borrower shall, immediately upon receipt of written demand therefore from the Lender, repay the amount by which the then Loan Balance exceeds the Advances Limit. All such prepayments shall be made in accordance with the terms of Subsection 2.1(H) hereinabove.

     Section 2.2. Cross Collateral/Cross Default. The Borrower acknowledges and agrees that, in consideration of the Loan and such other financial accommodations as the Lender may make to the Borrower in the future, the Collateral granted by the Borrower hereunder shall serve to collateralize any and all other Indebtedness of the Borrower to the Lender, whether presently existing or hereafter arising; and the parties further agree that: (i) an "Event of Default" within the meaning of any loan agreement, note, security agreement or other document or instrument relating to any other Indebtedness of the Borrower to the Lender, whether presently existing or hereafter arising, shall constitute an "Event of Default" hereunder and under the Loan Documents; and
(ii) that an "Event of Default" hereunder or under any of the Loan Documents, or any other documents or instrument executed and delivered by the Borrower to the Lender in connection therewith, shall constitute an "Event of Default" within the meaning of any such other loan agreement, note, security agreement or other document or instrument.

     Section 2.3. Assignment of Accounts. Borrower hereby assigns to the Lender all of its rights, title and interest in the Accounts. In addition, from time to time during the term of the Loan, the Borrower shall, upon written request of the Lender, execute and deliver in favor of the Lender absolute, irrevocable assignment(s) of Accounts and/or other receivables substantially in the form of the "Assignment" attached hereto as Exhibit 2.

     Section 2.4. Default Rate. In the event that, and for so long as, any Event of Default shall have occurred and be continuing, the Loan Balance, and, to the extent permitted by law, the accrued but unpaid interest thereon, shall bear interest at a rate per annum equal to the sum of the Interest Rate plus five percent (5%) per annum.

     Section 2.5. Method and Place of Payment. (A) Except as otherwise specifically provided in Section 2.1 hereof, all payments and prepayments under this Agreement and the Note shall be made to the Lender on the date when due and shall be made in lawful money of the United States of America in immediately available funds to the Lender's office.

     (B) Whenever any payment to be made hereunder or under the Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension or, at the election of the Borrower, the Borrower may make such payment on the last Business Day preceding such non-Business Day and the applicable interest payments shall be calculated with respect to such Business Day.

     (C) All payments made by the Borrower hereunder and under the other Loan Documents shall be made irrespective of, and without any reduction for, any set off or counterclaims,

     (D) Notwithstanding the foregoing provisions of this Section 2.5 or of any of the other Loan Documents, the Borrower hereby irrevocably authorizes and directs the Lender on the due date of any installment of interest arising under the Note to charge any account of the Borrower maintained for the benefit of Lender, including without limitation, the Cash Collateral Account, for the full amount of the payment then due.

                          ARTICLE III -- THE COLLATERAL

     Section 3.1. The Collateral. (A) As collateral security for the due and punctual payment of the Note and the performance by the Borrower of all of its Obligations to the Lender under this Agreement and each of the Loan Documents; and as collateral security for the Borrower's repayment of all sums due, and performance of all acts required, under any other loan agreement, note, security agreement or other document or instrument relating to any other Indebtedness of the Borrower to the Lender, whether presently existing or hereafter arising, the Borrower hereby grants to the Lender a first priority, security interest and lien in and to all of the following, wheresoever located, and whether presently owned by the Borrower or acquired hereafter, including without limitation:

     (i) all of its Receivables, whether now existing or hereafter arising or in which the Borrower now has or may hereafter acquire any rights, together with any and all Proceeds thereof,

     (ii) all Machinery, Equipment, Furniture, and Fixtures, wheresoever located, now existing or hereafter acquired, together with any and all Products or Proceeds thereof; and

    (iii) all of its documents (within the meaning of the UCC);

     (iv) all of its Contract Rights and General Intangibles whether presently existing or hereafter arising, together with any and all proceeds thereof;

     (v) all bank balances of the Borrower in the name of the Lender, and of its property in the possession of or deposited with or in the custody of the Lender, including without limitation, all funds, deposits or cash deposited in or maintained in the account(s) established pursuant to the Cash Collateral Agreement and all present or future deposit accounts as that term is defined in the UCC.

     All of the foregoing are herein referred to collectively as the "Collateral".

                  ARTICLE IV -- REPRESENTATIONS AND WARRANTIES

     In order to induce the Lender to enter into this Agreement and to provide the Letter of Credit, the Borrower makes the following representations and warranties as of the Closing Date which shall survive the execution and delivery of this Agreement and the Note and the making of each of the Advances.

     Section 4.1. Power and Authority. The Borrower has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Loan Documents and has taken an necessary corporate action to authorize the execution, delivery and performance by it of such Loan Documents. The Borrower has duly executed and delivered each such Loan Document, and each such Loan Document constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity.

     Section 4.2. Security Interests and Liens. This Agreement creates, as security, for the Obligations, valid and enforceable security interests in and Liens on all of the Collateral, in favor of the Lender, and subject to no other security interest and Liens other than those set forth on Exhibit 3 hereto. The security interests in and Liens on the Collateral in favor of the Lender are superior to and prior to the rights of all third parties except those set forth on Exhibit 3. No further recordings or filings are or will be required in connection with the creation, perfection or enforcement of such security interests and Liens, other than the filing of continuation statements in accordance with applicable law and the filing of UCC-2 termination statements by Silicon Valley Bank.

     Section 4.3. Deposit Accounts. Each of the deposit accounts of the Borrower is listed on Exhibit 4 and the Borrower has executed a Cash Collateral Agreement with respect to each such account.

     Section 4.4. No Liens. No Lien exists upon any of the Collateral except for the prior Liens listed on Exhibit 3 granted by the Borrower to the Persons listed thereon.

                             ARTICLE V -- COVENANTS

     Section 5.1. Information Covenants, The Borrower will furnish to the
Lender:

     (A) Assignment, Aging and Collection Reports. On or before the fifteenth
(15th) day after the end of each calendar month, the Borrower shall submit to the Lender a certificate, together with (i) a detailed aging report setting forth the amount due and owing on Accounts on its books as of the close of the preceding month, together with a reconciliation report reasonably satisfactory to the Lender showing all sales, collections, payments and adjustments to Accounts on its books as of the closing of the preceding month, (ii) a detailed aging report setting forth the amount of the Borrower's accounts payable on its books as of the close of the preceding month, listing the amount of all such payables and the vendors or suppliers to whom said sums are owed, and (iii) a booked orders report in form and substance satisfactory to the Lender.

     In addition to the deliveries required under the preceding paragraph, the Borrower shall also provide to the Lender on a day-to-day basis and as frequently as the Lender shall reasonably request one or more assignment and collection reports, in form and content, as delivered, satisfactory to the Lender.

     (B) Notice of Default or Litigation. Promptly and in any event within two
(2) Business Days after the Borrower obtained knowledge thereof, notice of (i) the occurrence of any Default or Event of Default, (ii) any litigation or governmental proceeding pending or threatened against the Borrower which could reasonably be expected to result in a Material Adverse Effect, and (iii) any other event, act or condition which could reasonably be expected to result in a Material Adverse Effect.

     (C) Other Information. From time to time, such other information or documents (financial or otherwise) as the Lender may reasonably request.

     Section 5.2. Books. Records and Inspections. The Borrower shall keep proper books of record and account in which full, true and correct entries, in conformity with GAAP and all requirements of law, shall be made of all dealings and transactions in relation to its business and activities. The Borrower shall permit officers and designated representatives of the Lender to visit and inspect any of the properties of the Borrower and to examine the books of record and account of the Borrower, and discuss the affairs, finances and accounts of the Borrower with, and be advised as to the same by, its officers and independent accountants, all upon reasonable notice and at such reasonable times as the Lender may desire.

     Section 5.3. Maintenance of Insurance. The Borrower shall at all times during the term of this Agreement, maintain insurance on its assets and properties with insurance companies then having a "Bests" rating of A+ or better or by companies otherwise satisfactory to the Lender, and in all cases licensed to do business in the State of California in such amounts, in such manner, and against such loss, damage or liability (including liability to third parties), as is customary with companies in the same or similar business and located in the same or similar areas. In all cases, insurance shall include:

     (i) Public liability insurance insuring against any and all liability or claims of liability arising out of, occasioned by, or resulting from any accident or otherwise resulting in or about any premises occupied by the Borrower, or resulting from any business activities conducted by the Borrower, in such amounts as are acceptable to Lender;

     (ii) Property damage and broad form fire and extended coverage insurance with respect to all Collateral, including Borrower's principal place of business located in Long Beach, California, and all of their other assets and insurance insuring against such other hazards, casualties and contingencies as Lender may require;

    (iii) Necessary worker's compensation insurance and any insurance that may be required by law; and

     (iv) Business interruption insurance.

     Such insurance coverage may be affected under overall blanket or excess coverage policies of the Borrower and shall be for amounts sufficient to prevent the Borrower from being co-insurers within the terms of such policy. Each insurance policy maintained pursuant to this Section 5.3 other than public liability and working compensation insurance policies shall name the Lender as loss payee and additional insured. Each insurance policy maintained pursuant to this Section 5.3 shall contain a provision that such policy shall not be cancelled or altered unless the Lender is notified in writing at least thirty
(30) days prior to such cancellation or alteration. At least thirty (30) days prior to the expiration of any such policy, the Borrower shall furnish evidence satisfactory to the Lender that such policy has been renewed or replaced.

     In the event of any loss or damage to or taking or condemnation of Collateral, the proceeds of any insurance policy or condemnation award covering the same shall, as to their disposition, be and become the sole property and asset of the Lender, which shall have sole dominion and control thereof, and at the option of the Lender, shall be applied (1) to pay for the cost of making such repairs, restorations, reconstructions or replacements of the Collateral involved as are necessary to repair, restore or reconstruct said assets to substantially their condition immediately prior to such event or to a condition of at least equivalent value; or (2) prepay all or, to the extent that proceeds are insufficient to prepay all, to prepay a portion of the then Loan Balance. Any such prepayment of the Note shall be applied first to fees, then to accrued interest and then to principal. In the event of a public liability occurrence, the proceeds of any insurance policy covering the same shall be applied toward satisfaction of any liability resulting from such occurrence.

     Section 5.4. Certain Covenants Regarding Accounts. Without limiting the generality of any preceding Sections of this Article V, the Borrower shall, at all times:

     (A) Keep and maintain at its own cost and expense, satisfactory and complete records of its Accounts, including, but not limited to, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and the Borrower will make the same available to the Lender for inspection at the Borrower's place of business, at the Borrower's own costs and expense, at any and all reasonable times upon demand. At any time upon written request of the Lender the Borrower shall, at its own cost and expense, deliver all tangible evidence that the Lender may request of its Accounts (including, without limitation all documents, instruments and chattel paper evidencing the Accounts) and such books and records to the Lender or of its representatives (copies of which evidence and books and records may be retained by the Borrower) at any time upon its demand. The Borrower shall, at the request of the Lender, legend, in form and manner satisfactory to the Lender, the Accounts and other books, records and documents of the Borrower evidencing or pertaining to the Accounts and any and all chattel paper and any and all contracts held by it with an appropriate reference to the fact that the Accounts and such chattel paper and such contracts have been assigned to the Lender and that the Lender has a security interest therein.

     (B) Endeavor to cause to be collected from the Account Debtor (other than an affiliate) named in each of its Accounts, as and when due (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with generally accepted collection procedures in accordance with all applicable laws), any and all amounts owing under or on account of such Account, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. The costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by the Borrower or the Lender, shall be borne by the Borrower.

     (C) At its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Lender from time to time, such lists, schedules, descriptions and designations of the Collateral, chattel paper, instruments, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports, notices and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest granted or purported to be granted hereby, which the Lender reasonably deems appropriate or advisable to create, perfect, preserve, protect or validate such security interest in the Collateral or to enable the Lender to exercise and enforce its rights under this Agreement with respect to such security interest. The Borrower agrees to sign and deliver to the Lender such financing and continuation statements, in form acceptable to the Lender, as the Lender may from time to time reasonably request as necessary or desirable to establish and maintain a valid, enforceable, perfected first-priority security interest in the Collateral and to establish and maintain the other rights and security contemplated hereby, all in accordance with the UCC or any other relevant law. The Borrower will pay any applicable filing fees and the related expense of the Lender relating to any of the foregoing. To the extent permitted by applicable law, the Borrower authorizes the Lender to file any such financing and continuation statements without the signature of the Borrower.

     (D) The originals of all documents evidencing all Accounts of the Borrower and the only original books of account and records of the Borrower relating thereto and the originals of all chattel paper are, and will continue to be, kept at the location indicated on Exhibit 5, or at such new location for such books and records as the Borrower may establish in accordance upon written notice to the Lender as herein required. All Accounts of the Borrower are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from such chief executive office location as set forth on Exhibit 5, or such new location as each, assignor may establish upon written notice to the Lender as herein set forth.

     (E) As of the time when each of its Accounts arises, Borrower covenants and agrees that it shall be deemed to have represented and warranted that such Account and all records, papers and documents relating thereto (if any) are genuine and in all material respects what they purport to be, and that all papers and documents (if any) relating thereto (i) will be the only original writings evidencing and embodying such obligation of the Account Debtor named therein (other than copies created for purposes other than general accounting purposes), (ii) will evidence true and valid obligations arising out of the performance of labor or services or the sale or lease and delivery of the goods listed therein, or both and (iii) will be in compliance and will conform with all applicable federal, state and local laws.

     (F) Borrower hereby agrees that it will comply with all covenants set forth in this Article V, including without limitation Borrower's obligation to diligently collect all Accounts, regardless of whether an Event of Default has occurred or an event of which the giving of notice and passage of time would constitute an Event of Default.

                        ARTICLE VI -- NEGATIVE COVENANTS

     The Borrower covenants and agrees that on and after the Closing Date until the Obligations have been indefeasibly paid in full:

     Section 6.1. Indebtedness. The Borrower shall not create, incur, assume, suffer to exist or otherwise become or remain directly or indirectly liable with respect to, any indebtedness, other than:

     (A) Indebtedness hereunder and under the other Loan Documents;

     (B) Indebtedness outstanding on the Closing Date and set forth on Exhibit 6 hereto;

     Section 6.2. Liens. The Borrower shall not create, incur, assume or suffer to exist, directly or indirectly, any Lien on any of its property now owned or hereafter acquired, other than:

     (A) Liens set forth on Exhibit 3 hereto;

     (B) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are being maintained in accordance with GAAP;

     (C) Statutory Liens of landlords and Liens of carriers, warehouse men, mechanics, material men and other Liens imposed by law (other than any Lien imposed pursuant to any environmental law) created in the ordinary course of business of the Borrower for amounts not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate bonds have been posted;

     (D) Liens (other than any Lien imposed pursuant to any environmental law) incurred or deposits made in the ordinary course of business of the Borrower in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); or

     (E) Liens granted to the Lender pursuant to this Agreement or any other Loan Document securing the Obligations.

     Section 6.3. Restriction on Fundamental Changes. Borrower will not, and will not permit any Subsidiary to: (A) make any substantial change in its present business or engage in any activities apart from its present business;
(B) dissolve, merge or consolidate with or into any corporation or otherwise change its identity or corporate structure; (C) sell, lease, transfer, or otherwise dispose of all or any substantial part of its assets (except in the ordinary course of business), whether now owned or hereafter acquired; or (D) change its corporate name or the use of any trade names; or (E) change its chief executive office; or (F) change the location of any of the Collateral.

     Section 6.4. Leases; Capital Expenditures; Investments. Borrower shall not, and will not permit any Subsidiary to: (A) create, incur, assume, or suffer to exist any lease obligation other than lease obligations incurred in the ordinary course of business of Borrower and its Subsidiaries; (B) make capital expenditures by lease, purchase, or otherwise, greater than the prior year 5 depreciation; (C) make any investment in, or make any loan or advance to, any person, partnership, or corporation, including officers, stockholders, or directors of Borrower; (D) purchase or otherwise invest in or hold securities, nonoperating real estate, or other nonoperating assets, except direct obligations of the United States of America or certificates of deposit or equivalent securities issued by Lender; (E) purchase or acquire obligations owed by others.

     Section 6.5. Certain Restrictions. The Borrower shall not, and shall not permit any Subsidiary or any Person controlling the Borrower to enter into any agreement (other than the Loan Documents) which restricts the ability of the Borrower or any Subsidiary to: (A) enter into amendments, modifications or waivers of the Loan Documents, (B) sell, transfer or otherwise dispose of its assets, (C) create, incur, assume or suffer to exit any Lien upon any of its property, (D) create, incur, assume, suffer to exist or otherwise become liable with respect to any Indebtedness, or (E) pay any dividend; provided, that Capital Leases which contain restrictions of the types referred to in clauses
(B) or (C) with respect to the property covered thereby shall be permitted.

     Section 6.6. Year; Fiscal Quarter. The Borrower shall not, and shall not permit any of its Subsidiaries to, change its fiscal year or any of its fiscal quarters,

     Section 6.7. Certain Prohibited Acts Relating to Collateral; Business Records. The Borrower shall not rescind or cancel any indebtedness evidenced by any Account, instrument or chattel paper or modify any term thereof or make any adjustment with respect thereto (other than issue credit memoranda in the ordinary course of business), or extend or renew the same, or sell any Account or instrument or any interest therein, (other than, in each case, in connection with Accounts, Instruments or chattel paper of any Affiliate of the Borrower), or compromise or settle any dispute, claim, suit or legal proceeding relating thereto without prior written notice to the Lender. Borrower will duly fulfill all Obligations on its part to be fulfilled under or in connection with the Accounts and will do nothing to impair the rights of the Lender in the Accounts.

                        ARTICLE VII -- EVENTS OF DEFAULT

     Section 7.1. Events of Default. Each of the following events, acts, occurrences or conditions shall constitute an Event of Default under this Agreement, regardless of whether such event, act, occurrence or condition is voluntary or involuntary or results from the operation or law or pursuant to or as a result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body:

     (A) Failure to Make Payments. The Borrower shall default in the payment on demand of any principal of the Loan, or in the payment on demand or otherwise when due of any interest on the Loan or in the payment when due of any fees or any other amounts owing hereunder

     (B) Breach of Representation or Warranty. Any representation or warranty made by the Borrower herein or in any other Loan Document or in any certificate or statement delivered pursuant hereto or thereto shall prove to be false or misleading in any material respect on the date as of which made or deemed made.

     (C) Default Under Other Agreements.

          (i) The Borrower shall default in the payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of any amount owing in respect of any Indebtedness (other than the Obligations), or the Borrower shall default in the performance or observance of any obligation or condition with respect to any Indebtedness, or any other event shall occur or condition shall exist, if the effect of such default, event or condition is to accelerate the maturity of any Indebtedness, or any such Indebtedness shall become or be declared to be due and payable prior to its stated maturity, other than as a result of a regularly scheduled payment; or

          (ii) any default or event of default shall occur under any Agreement to which the Borrower is a party.

     (D) Bankruptcy, etc. (i) The Borrower shall commence a voluntary case concerning itself under the Bankruptcy Code; or (ii) an involuntary case is commenced against the Borrower and the petition is not controverted within ten
(10) days, or is not dismissed within thirty (30) days, after commencement of the case; or (iii) custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the Collateral or other property of the Borrower or the Borrower commences any other proceedings under any reorganization, arrangement, adjustment of debt, relief for debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or there is commenced against the Borrower any such proceeding which remains undismissed for a period of thirty (30) days; or (iv) any order of relief or other order approving any such case or proceeding is entered; or (v) the Borrower is adjudicated insolvent or bankrupt; or (vi) the Borrower suffers any appointment of any custodian or the like for its or any substantial part of its property to continue undischarged or unstayed for a period of thirty (30) days; or (vii) the Borrower makes a general assignment for the benefit of creditors; or (viii) the Borrower shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or (ix) the Borrower shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or (x) the Borrower shall by any act or failure to act consent to, approve of or acquiesce in any of the foregoing: or (xi) any corporate action is taken by the Borrower for the purpose of effecting any of the foregoing.

     (E) Security. Any of the security interests or Liens granted by the Borrower to the Lender shall for any reason cease to be in full force and effect, or shall cease to give the Lender the Liens, rights, powers and privileges purported to be created thereby including, without limitation, a perfected, priority security interest in, and Lien on, all of the Collateral in accordance with the terms thereof.

     (F) Judgment. One or more judgments or decrees in an aggregate amount of $25,000 or more shall be entered by a court or courts of competent jurisdiction against the Borrower (other than any judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage without reservation of such claim in writing) and (i) any such judgments or decrees shall not be stayed, discharged, paid, bonded or vacated within thirty (30) days, or (ii) enforcement proceedings shall be commenced by any creditor on any such judgments or decrees.

     (G) If in the Lender's reasonable judgment, the value of the Collateral so substantially deteriorates or diminishes, that the Lender reasonably deems the Obligations to be inadequately secured and Borrower, within two (2) days of notice by the Lender, neither (i) provides additional collateral, nor (ii) reduces the amount of the Obligation. Which action, in either such event, is satisfactory to the Lender.

     (H) Any loss, theft, or destruction of, or damage to, any substantial portion of the Collateral for which there is either no insurance coverage or for which, in the opinion of Lender, there is insufficient insurance coverage.

     (I) Occurrence of any Material Adverse Change in the business operations, properties or financial condition of Borrower or any Subsidiary.

     (J) Any levy, seizure or attachment upon any collateral by any third party.

     (K) Borrower shall in any material respect fail to comply with any statute, rule, regulation, ordinance, order or any law or judicial decree regarding Borrower or is premises or assets.

     Section 7.2. Rights and Remedies.

     (A) Upon the occurrence of any Event of Default, the Loan Balance and any and all accrued interest thereon and any and all accrued fees and other Obligations shall automatically become immediately due and payable, together (as permitted by law) with interest from time to time accrued thereon at the Default Rate, all without presentment, demand, or protest or other requirements of any kind.

     (B) Borrower agrees that if an Event of Default hereunder or under the Note or under any Loan Document shall have occurred and be continuing, then, in addition to any other rights and remedies provided for herein or which may otherwise be available, the Lender may without any further demand, advertisement or notice (except as expressly provided for below or as may be required by mandatory provisions of law), exercise all the rights and remedies of a secured party, under the UCC (whether or not the UCC applies to the affected Collateral), and in addition: (i) may apply the moneys, if any, then held by or on behalf of it as part of the Collateral to the Obligations, and (ii) may sell or otherwise dispose of the Collateral, or any part thereof, as hereinafter provided. Upon ten (10) days' prior written notice to the Borrower, which notice Borrower acknowledges is sufficient, proper, and commercially reasonable, sell, lease or otherwise dispose of the Collateral, at any time and from time to time, in whole or in part, at public or private sale, without advertisement or notice of sale, all of which are hereby waived and apply the proceeds of any such sale:
(x) first, to the expenses of the Lender in preparing the Collateral for sale, selling and the like, including, without limitation, reasonable attorneys' fees and expenses incurred by the Lender (including fees and expenses of any litigation incident to the foregoing); (y) second, to the complete satisfaction of all of the Obligations together with all interest accrued thereon; and (z) then, to pay any excess to the Borrower. Borrower hereby waives the benefit of any marshalling statute or similar legal doctrine and agree that the Lender may, exercise its rights against the Collateral and apply the proceeds thereof to any of the Obligations in any order which the Lender, in its sole discretion, deems appropriate.

     Upon the occurrence and during the continuance of an Event of Default, the Lender shall have the right, at the expense of the Borrower, to enforce collection of any amounts payable under any agreement, instrument or other obligation (including, without limitation, the Accounts), to instruct the obligor or obligors on any such agreement, instrument or obligation to make any payment required by the terms of such instrument or agreement directly to the Lender and require payment to the Lender of all such amounts, and to adjust, settle or compromise the amount or payment thereof in the same manner and to the same extent as the Borrower might have done, Upon the occurrence and during the continuance of an Event of Default, the Borrower shall, upon the instruction of the Lender, instruct the obligor or obligors on each such agreement, instrument or obligation to make any such payment to the Lender.

     (C) The Lender as attorney-in-fact pursuant to Article VIII hereof, may, in the name and stead of the Borrower, make and execute an conveyances, assignments and transfers of the Collateral sold pursuant to subsection (B) above, and the Borrower hereby ratifies and confirms all that the Lender, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, the Borrower shall, if so requested by the Lender, ratify and confirm any sale or sales by executing and delivering to the Lender, or to such purchaser or purchasers, all such instruments as may, in the judgment of the Lender, be advisable for the purpose.

     (D) The receipt by the Lender of the purchase money paid at any such sale made by it shall be sufficient discharge therefore, sold as aforesaid; and no purchaser (or the representatives or assigns of any purchaser), after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or nonapplication of any such purchase money, or any part thereof, or be bound to inquire as to the authorization necessity expediency or regularity of any such sale.

     (E) If the Lender shall demand possession of the Collateral or any part thereof pursuant hereto the Borrower will, at its own expense, forthwith cause such Collateral or any part thereof designated by the Lender to be assembled and made available and/or delivered to the Lender at any place reasonably designated by the Lender.

     (F) No sale or other disposition of all or any part of the Collateral by the Lender pursuant to this Section shall be deemed to relieve the Borrower of its Obligations (except to the extent the proceeds thereof are applied by the Lender to the payment of such Obligations), and the Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of Collateral are insufficient to pay all amounts to which the Lender is entitled, including, without limitation, all attorneys' fees, expenses and disbursements.

     (G) The Borrower agrees to pay all costs of the Lender (including, without limitation, attorneys' fees, expenses and disbursements) incurred in connection with the collection of the Obligations and the enforcement by the Lender of its rights hereunder.

     (H) Any sale of, or the grant of options to purchase, or any other disposition or realization upon, any Collateral, shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Borrower therein and thereto, and shall be perpetual bar both at law and in equity against the Borrower and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof from, through and under the Borrower.

     SECTION 7.3. WAIVER OF CLAIMS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, THE BORROWER HEREBY WAIVES NOTICE OR JUDICIAL HEARING IN CONNECTION WITH THE LENDER'S TAKING POSSESSION OR THE LENDERS DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH THE BORROWER WOULD OTHERWISE HAVE UNDER THE CONSTITUTION
OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, AND THE BORROWER HEREBY FURTHER WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS:

     (A) ALL CLAIMS, DAMAGES AND DEMANDS WHICH ARE THE DIRECT RESULT OF SUCH TAKING OF POSSESSION, RETENTION OR SALE OF THE COLLATERAL, EXCEPT ANY CLAIMS, DAMAGES AND DEMANDS WHICH ARE THE FIRST RESULT OF THE LENDER'S NEGLIGENCE OR WILLFUL MISCONDUCT;

     (B) ALL CLAIMS, DAMAGES AND DEMANDS RESULTING FROM THE SALE OF ANY COLLATERAL AT ANY PRIVATE SALE, EXCEPT ANY CLAIMS, DAMAGES AND

DEMANDS WHICH ARE THE DIRECT RESULT OF THE LENDERS NEGLIGENCE OR WILLFUL MISCONDUCT;

     (C) ANY CLAIMS AGAINST THE LENDER ARISING BY REASON OF THE FACT THAT THE PRICE AT WHICH THE COLLATERAL, OR ANY PART THEREOF, WAS SOLD IN A PRIVATE SALE WAS LESS THAN MAY HAVE BEEN OBTAINED AT A PUBLIC SALE OR WAS LESS THAN THE AGGREGATE AMOUNT OF THE OBLIGATIONS, EVEN IF THE LENDER ACCEPTS THE FIRST OFFER RECEIVED WHICH THE LENDER IN GOOD FAITH DEEMS TO BE COMMERCIALLY REASONABLE UNDER THE CIRCUMSTANCES AND DOES NOT OFFER THE COLLATERAL TO MORE THAN ONE OFFEREE;

     (D) EXCEPT TO THE EXTENT SPECIFICALLY REQUIRED HEREIN, ALL OTHER REQUIREMENTS AS TO THE TIME, PLACE AND TERMS OF SALE OR OTHER REQUIREMENTS WITH RESPECT TO THE ENFORCEMENT OF THE LENDER'S RIGHTS HEREUNDER; AND

     (E) ALL RIGHTS OR REDEMPTION, APPRAISAL, VALUATION, STAY, EXTENSION OR MORATORIUM NOW OR HEREAFTER IN FORCE UNDER ANY APPLICABLE LAW IN ORDER TO PREVENT OR DELAY THE ENFORCEMENT OF THIS AGREEMENT OR THE ABSOLUTE SALE OF THE COLLATERAL OR ANY PORTION THEREOF, AND THE BORROWER, FOR ITSELF AND ALL WHO MAY CLAIM UNDER IT, INSOFAR AS IT OR THEY MAY NOW HEREAFTER LAWFULLY DO SO, HEREBY WAIVES THE BENEFIT OF SUCH LAWS.

     Section 7.4. Remedies Cumulative; No Waiver. Each and every right, power and remedy hereby given to the Lender shall be in addition to every other right, power and remedy specifically given under this Agreement or under any other Loan Document now or hereafter existing at law or in equity, or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Lender. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Lender in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence thereto.

     Section 7.5. Discontinuance of Proceedings. In case the Lender shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason, then and in every such case, the Borrower and the Lender shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Lender shall continue as if no such proceeding had been instituted.

                        ARTICLE VIII -- POWER OF ATTORNEY

     Borrower hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of Borrower or in Lender's own name, for the purpose of carrying out the terms of this Agreement, (including without limitation, the right to notify Account Debtors to make payments directly to Lender) to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement, granting the Lender, as the attorney-in-fact of Borrower, full power of substitution and full power to do any and all things necessary to be done in and about the premises as fully and effectually as Borrower might or could do but for this appointment, and hereby ratifying all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney. Is coupled with an interest and shall be irrevocable so long as any part of the Obligations shall remain outstanding.

                           ARTICLE IX -- MISCELLANEOUS

     Section 9.1. Payment of Expenses, Indemnity, etc. The Borrower shall:

     (A) whether or not the transactions hereby contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Lender in connection with the negotiation, preparation, execution and delivery of the Loan Documents and the documents and instruments referred to therein (including all fees, commissions, charges and expenses in connection with the Letter of Credit), the creation, perfection or protection of the Lender's Liens in the Collateral (including, without limitation, reasonable fees and expenses for lien searches and filing and recording fees), any amendment, waiver or consent relating to any of the Loan Documents and any of the Transactions contemplated herein (including, without limitation, reasonable fees and expenses for lien searches and filing and recording fees), any amendment, waiver of consent relating to any of the Loan Documents and any of the Transactions contemplated herein (including, without limitation, as to each of the foregoing, the reasonable fees and disbursements of counsel to the Lender any other consultants, advisors and attorneys retained by the Lender, including such counsel as shall be an employee of the Lender or an affiliate of the Lender) and of the Lender in connection with the preservation of rights under, and enforcement of, the Loan Documents and the documents and instruments referred to therein or in connection with any restructuring or rescheduling of the Obligations (including, without limitation, the fees and disbursements of counsel for the Lender);

     (B) indemnify the Lender, its officers, directors, employees, representatives and agents (each an "Indemnitee") from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitee in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, asserted against or incurred by any Indemnitee as a result of, or arising out of, or in any way related to or by reason of, (i) any of the Transactions or the execution, delivey or performance of any Loan Document, (ii) any violation by the Borrower of any applicable Law, (iii) the breach of any representation or warranty contained in the Loan Documents, (iv) the grant to the Lender of any Lien in any property or assets of the Borrower or any stock or other equity interest in any of the Borrower, and (v) the exercise by the Lender of its rights and remedies under any agreements relating to any such Lien (but excluding, as to any Indemnitee, any such losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements Incurred solely by reason of the negligence or willful misconduct of such Indemnitee as finally determined by a court of competent jurisdiction). The Borrower's obligations under this Section 9.1 shall survive the termination of this Agreement and the payment of the Obligations.

     Section 9.2. Notices. Any demand or notice required or permitted to be given hereunder shall be deemed effective when deposited in the United States mail, and sent by first-class, postage prepaid, by overnight courier, or by hand, addressed in each case to Lender or to Borrower at their respective address herein, or to such other address as either party shall designate for itself in writing to the other party.

     Section 9.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lender, all future holders of the Note and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Lender.

     Section 9.4. Amendments and Waivers. The provisions of this Agreement or any other Loan Document may only be amended, supplemented, modified, waived, discharged or terminated by an instrument in writing (and not orally) signed by all parties hereto.

     Section 9.5. Certain Performances. If Borrower fails to perform any agreement contained herein, the Lender may upon the occurrence and continuance of any Event of Default itself perform, or cause performance of, such agreement, and the expenses of the Lender incurred in connection therewith shall be payable by the Borrower on demand. It is expressly agreed, anything contained herein or in any other Loan Document to the contrary notwithstanding, that the Borrower shall remain liable to perform all of the obligations assumed by it with respect to the Collateral and the Lender shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Lender be required or obligated in any manner to perform or fulfill any of the Obligations of the Borrower under or with respect to any Collateral. The Lender shall not have any duty to take any steps to preserve rights against prior parties with respect to any instruments or chattel paper.

     Section 9.6. Law: Submission to Jurisdiction.

     (A) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND ANY ACTION FOR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF, THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH OPPOSITE IT'S SIGNATURE BELOW, THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, NOTHING HEREIN SHALL EFFECT THE RIGHT OF THE LENDER OR ANY HOLDER OF THE NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION.

     Section 9.7. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the, same instruments.

     Section 9.8. Effectiveness. This Agreement shall become effective on the date on which all of the parties hereto shall have signed a counterpart hereof and shall have delivered the same to the Lender.

     Section 9.9. Headings Descriptive. The headings of the several Sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     Section 9.10. Marshalling Recapture. The Lender shall not be under any obligation to marshal any assets in favor of the Borrower or any other party or against or in payment of any or all of the Obligations. To the extent the Lender receives any payment by or on behalf of the Borrower, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid, and is repaid, by the Lender, to such Borrower or its estate, trustee, receiver, custodian or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the Obligations of the Borrower to the Lender as of the date such initial payment, reduction or satisfaction occurred.

     Section 9.11. Severability. In case any provision in or obligation under this Agreement or the Note or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     Section 9.12. Survival. All indemnities set forth herein, including without limitation as set forth in Section 9.1, shall survive the execution and delivery of this Agreement and the Note and the making and repayment of the Loan hereunder.

     Section 9.13. Waiver of Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

     IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.


                                       NATURAL GAS VEHICLE SYSTEMS, INC.



                                       By: /s/ John R. Bacon
                                          -------------------------------------


                                       CAITHNESS CORPORATION



                                       By:_____________________________________
and shall be included within the Obligations of the Borrower to the Lender as of the date such initial payment, reduction or satisfaction occurred.

     Section 9.11. Severability. In case any provision in or obligation under this Agreement or the Note or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     Section 9.12. Survival. All indemnities set forth herein, including without limitation as set forth in Section 9.1, shall survive the execution and delivery of this Agreement and the Note and the making and repayment of the Loan hereunder.

     Section 9.13. Waiver of Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

     IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.


                                       NATURAL GAS VEHICLE SYSTEMS, INC.



                                       By:
                                          _____________________________________


                                       CAITHNESS CORPORATION



                                       By: /s/ Christopher T. McCallion
                                          -------------------------------------
                                          Vice President

                                    EXHIBIT 1

                                LETTER OF CREDIT

                                    EXHIBIT 2

                             ASSIGNMENT OF ACCOUNTS

                                    EXHIBIT 3

                           SECURITY INTEREST AND LIENS

                                    EXHIBIT 4

                                DEPOSIT ACCOUNTS

                                    EXHIBIT 5

                             LOCATION OF COLLATERAL

Natural Gas Vehicle Systems, Inc.
5580 Cherry Avenue
Long Beach, California 90805

Natural Gas Vehicle Technology Centers, R.L.L.P.
6111 Highway 290 East
Austin, Texas 78728

Natural Gas Vehicle Technology Centers, R.L.L.P.
4700 Pollard Street
El Paso, Texas

NGV Southeast Technology Center
616 Highway 138 S.W.
Riverdale, Georgia 30274-3908

NGV Ecotrans Technology Center
2424 E. Olympic Boulevard, Bldg. #5
Los Angeles, California 90021-2902

                                    EXHIBIT 6

                                  INDEBTEDNESS

                                PROMISSORY NOTE

Not to Exceed $600,000.00                                 Long Beach, California
                                                          March 8, 1996


     FOR VALUE RECEIVED, NATURAL GAS VEHICLE SYSTEMS, INC., a corporation duly organized and validly existing under the laws of the State of Delaware, having its principal office at 5580 Cherry Avenue, Long Beach, California 90805 (together with its respective successors and assigns, hereinafter referred to as the "Borrower") hereby promises to pay ON DEMAND to CAITHNESS CORPORATION, a Delaware Corporation, having its principal office at 1114 Avenue of the Americas, 35th Floor, New York, New York 10036 (together with its successors and assigns, hereinafter referred to as the "Lender"), or order, the principal sum of SIX HUNDRED THOUSAND DOLLARS ($600,000.00), or, if less, the aggregate outstanding Loan Balance made to the Borrower by the Lender pursuant to the Loan and Security Agreement referred to below, in lawful money of the United States of America in immediately available funds, and to pay interest thereon. ON DEMAND in like funds at an interest rate equal, at any time and from time to time, to the sum of the The Bank of New York Rate plus two percent (2.00%) per annum, or to the Default Rate, as the case may be.

     Capitalized terms in this Note shall have the meanings ascribed in that certain Loan and Security Agreement bearing even date herewith by and between the Borrower and the Lender (the "Loan and Security Agreement"). This Note is the "Note" referenced in, and is subject to and is entitled to the benefits of, the Loan and Security Agreement, and evidences the Advances and the Transaction Cost, to the extent the Borrower has not paid the Transaction Costs as provided in section 2.1(D) of the Loan and Security Agreement, whether in excess of the Advances Limit or otherwise, made thereunder.

     Interest on the unpaid Loan Balance, at the then applicable rate of interest prescribed above, shall accrue from the date of each such Advance or the date any Transaction Cost is incurred, subject to section 2.1(D) of the Loan and Security Agreement, until the balance thereof shall have been paid in full. Interest, not otherwise payable on demand as aforesaid, on the then Loan Balance shall be payable monthly in arrears, at the then applicable rate, commencing on the first month after each Advance is made or Transaction Cost is incurred, subject to section 2.1(D) of the Loan and Security Agreement, and continuing thereafter on the first (1st) day of each calendar month.

     The Lender shall maintain an account record of the amount of all Advances and Transaction Costs made to or on behalf of the Borrower and the payments of principal, interest, fees and Transaction Costs made by the Borrower in connection therewith, which account record shall serve as prima facie evidence of the Loan Balance. The failure of the Lender to maintain an account record upon the making of any Advance or the payment of principal, interest, fees or Transaction Costs thereon, however, shall not limit or impair the rights and remedies of the Borrower if a payment of principal, interest, fees or Transaction Costs has been made in accordance with the provisions of the Loan and Security Agreement and this Note.

     Payment of all sums evidenced by this Note, whether principal, interest, fees or Transaction Costs is secured by a first priority security interest and Lien upon the Collateral granted by the Borrower to the Lender under and pursuant to the Loan and Security Agreement. Reference is hereby made to the Loan and Security Agreement for a more complete description of the security for the repayment of the Obligations of the Borrower evidenced hereby.

     Upon the occurrence of an Event of Default specified in the Loan and Security Agreement, the aggregate outstanding Loan Balance hereof, together with interest thereon at the Default Rate set forth in the Loan and Security Agreement, shall be immediately due and payable.

     The Borrower acknowledges that the Lender does not intend for the Loan Balance to exceed, at any time, the Advances Limit. Notwithstanding the foregoing, if, for any reason, the Lender should make an Advance or incur a Transaction Cost, which, together with the then Loan Balance, exceeds the Advances Limit, then the Borrower agrees that it will, immediately upon receipt of written demand from the Lender, repay the amount by which the Loan Balance exceeds the Advances Limit.

     No reference herein to the Loan and Security Agreement and no provision of this Note or any of the other Loan Documents shall alter or impair the Obligations of the Borrower, which are hereby acknowledged to be absolute and unconditional, to pay the principal, interest, fees or Transaction Costs on or in connection with this Note, at the place, in the manner and in the currency herein provided.

     The Loan and Security Agreement provides for the Borrower to elect to prepay the Loan Balance to the Lender, together with interest thereon at the then applicable rate, at the times, in the manner, with the fees and upon the notice therein prescribed.

     In the event any payment required hereunder shall not be received by the Lender within ten (10) days of demand therefore, or if not otherwise payable on demand, within ten (10) days of the due date set forth herein, the Borrower shall, to the extend permitted by law, pay the Lender a late charge of Five Percent (5%) of the overdue payment (but in no event less than $25.00 nor more than $2,500.00). My such late charge payable hereunder shall be immediately due and payable.

     The Borrower hereby irrevocably authorizes and directs the Lender on the due date of any installment of payment arising hereunder to charge any account of the Borrower maintained by the Borrower, including without limitation, any demand account or Cash Collateral Account, for the full amount of the payment the due hereunder.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     The Borrower, and any endorser, guarantor or otherwise, hereby waive presentation, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, notice of intent to demand or accelerate and notice of acceleration) in connection with the payment and enforcement of this Note except as may be expressly set forth in the Loan and Security Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed on the day and year first above written.


WITNESS                                NATURAL GAS VEHICLE SYSTEMS, INC.



/s/ [Illegible]                        By: /s/ John M. Bacon
------------------------------           --------------------------------------


                                       -3-